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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MAY 11, 2004
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                                       ZAP
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             (Exact name of Registrant as specified in its charter)




         CALIFORNIA                   0-303000                   94-3210624
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)




                                501 FOURTH STREET
                              SANTA ROSA, CA, 95401
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                    (Address of principal executive offices)




                                 (707) 525-8658
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               Registrant's telephone number, including area code






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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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          (c)  Exhibits

               Exhibit No.           Description
               -----------           -----------

                 99.1                Press Release dated May 11, 2004












                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 11, 2004



ZAP


BY: /s/ Steven Schneider
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    Steven M. Schneider,
    Chief Executive Officer